FirstBusiness.Bank Investor Presentation First Quarter 2024

FirstBusiness.Bank2 When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, inflation, supply chain issues, labor shortages, and the adverse effects of the COVID-19 pandemic on the global, national, and local economy, which may affect the Corporation’s credit quality, revenue, and business operations; (ii) Competitive pressures among depository and other financial institutions nationally and in our markets; (iii) Increases in defaults by borrowers and other delinquencies; (iv) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems; (v) Fluctuations in interest rates and market prices; (vi) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors; (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries; (viiii) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations; (ix) Fraud, including client and system failure or breaches of our network security, including our internet banking activities; and (x) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

FirstBusiness.Bank Table of Contents Company Snapshot 4 Why FBIZ? 5 Strategic Plan 13 Drivers of Growth & Profitability 18 Appendix 29

First Business Bank

NASDAQ: FBIZ — $282 million Market Cap[1]

FBIZ Business Banking[2]

$3.5 Billion[3]
IN TOTAL ASSETS

FBIZ Private Wealth

$3.3 Billion[3]
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial banking partner that drives success for businesses, investors, and our communities

- Serving unique needs of business executives, entrepreneurs, and high net worth individuals through Business Banking, Private Wealth, and Bank Consulting
- Within Business Banking, our commercial banking offerings are focused on our attractive Midwest markets while Specialty Finance products and services have national reach
- Efficient and highly scalable model with very limited branch network and exceptional digital capabilities


First Business Bank Center

1. Market capitalization as of 4/25/2024.
2. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
3. Data as of 3/31/2024.

4
4

FirstBusiness.Bank WHY FBIZ?

FirstBusiness.Bank6 Growing Profitability FBIZ’s Historic and Ongoing Growth Supports Earnings Power Differentiated Loan Growth Capabilities History of consistent double- digit growth Growth is C&I focused and diversified Strong & Stable Deposit Franchise Track record of double-digit growth driven by deep client relationships Creates relatively stable NIM in a challenging environment (3.58% MRQ) Growing Profitability Profile Consistent long-term positive operating leverage Consistent double digit TBV growth Record PTPP ROAA of 1.75% for 2023 12% 5-year Loan CAGR 2018-2023 15% 5-year Core Deposit CAGR 2018-2023 11% 5-year TBV/Share CAGR 2018-2023

FirstBusiness.Bank7 Balanced and Steady Growth Operating Fundamentals Drive Earnings Power Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent management's estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. • Steady revenue expansion supported by: ◦ Double-digit loan and deposit growth ◦ Strong and stable net interest margin ◦ Diverse sources of non- interest income • Strategic investments drive growth while maintaining positive long-term operating leverage • Robust earnings power reflected in expansion of PTPP Adjusted ROAA to a record 1.75% for 2023. Operating Income Highlights $32.5 $39.1 $41.2 $48.1 $57.4 $57.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2019 2020 2021 2022 2023 1Q24 TTM M ill io ns Net Tax Credits ² Swap Fees Gain on Sale of SBA Loans Fees in Lieu of Interest ³ Svc Charges on Deposits Other Fee Income Trust Fee Income Pure Net Interest Income ¹ Operating Expense Net Operating Income ¹

FirstBusiness.Bank8 Positive Operating Leverage Ability to grow revenues faster than expenses outpaces peer group Note: Peer group defined as publicly traded bank with total assets between $1.75 billion and $7 billion. Peer data not yet available for 1Q24. 1. Operating leverage is defined as the percent growth in operating revenue less the percent growth in operating expenses. • Strategic initiatives directed toward revenue growth and operating efficiency through use of technology have generated positive operating leverage on an annual basis • Initiatives include: ◦ Expanding higher-yielding C&I lending business lines ◦ Strong focus on treasury management and growing core deposits ◦ Increasing our commercial banking market share outside of Madison ◦ Scaling our private wealth management business in our less mature commercial banking markets ◦ Robotic process automation implementation ◦ AI usage discovery and roll out -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 2019 2020 2021 2022 2023 1Q24 TTM Operating Leverage FBIZ Peer Group Median

FirstBusiness.Bank9 Profitability Exceeds Peers Top Line Revenue Growth and Efficient Capital Management Drives Strong Profitability Note: Peer Group defined as publicly-traded banks with total assets between $1.75 billion and $7.0 billion. Source S&P Global Peer data not yet available for 1Q24. . -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2021 2022 2023 1Q24 TTM Top Line Revenue Growth FBIZ Peer Group Median 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2021 2022 2023 1Q24 Return on Average Common Equity FBIZ Peer Group Median

FirstBusiness.Bank10 $0 $5 $10 $15 $20 $25 $30 $35 $40 TBV/Share Div/Share Great Recession & Pandemic Recession Tangible Book Value Growth History of Steady, Consistent TBV and Dividend Growth Through Economic and Interest Rate Cycles TBV 3YR CAGR = 10% Div/Share 3YR CAGR = 10% 1. Q1 2024 dividends per share calculation is annualized.

FirstBusiness.Bank11 Rate Cycle Consistency TBV/share above peers in current rate cycle Note: Peer Group defined as publicly-traded banks with total assets between $1.75 billion and $7 billion. Peer data not yet available for 1Q24. Differentiated Approach Aids TBV Preservation • FBIZ holds a small securities portfolio, and does not extend maturities to reach for yield • FBIZ uses wholesale funding to match maturities with long-term fixed rate loans to lock in interest rate spread and maintain greater stability in net interest margin • In the recent rising rate environment, this approach mitigates the impact of mark-to-market adjustments on our Accumulated Other Comprehensive Income (AOCI), a component of equity • During the current rate cycle, FBIZ’s strong earnings more than offset the decline in AOCI, as tangible book value per share grew 26% compared to 3.4% for median peer banks. -10% 0% 10% 20% 30% 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 3/31/24 Cumulative TBV % Change During Current Rate Cycle FBIZ Peer Group Median

FirstBusiness.Bank12 Note: Peer Group defined as publicly traded banks with total assets between $1.75 billion and $7.0 billion. Peer data not yet available for 1Q24. 1. 1-Year, 3-Year, and 5-Year TSR is through 3/31/2024. 2. Data as of 12/31/2023. Total Shareholder Return Above Peer Group Median Despite recent outperformance, Price/LTM EPS remains below peers -20% 0% 20% 40% 60% 80% 100% 120% 140% 1-Year TSR 3-Year TSR 5-Year TSR Total Shareholder Return1 FBIZ Peer Group Median S&P 500 Bank Russell 2000 0.0 2.0 4.0 6.0 8.0 10.0 12.0 P/LTM EPS Price / LTM EPS2 FBIZ Peer Group Median

FirstBusiness.Bank Strategic Plan

FirstBusiness.Bank14 FBIZ Strategic Plan 2019-2023 Proven execution of strategic objectives Goal Actual 2019 Actual 2020 Actual 2021 Actual 2022 Actual 2023 Strategic Plan Return on average common equity 12.55% 8.64% 16.21% 16.79% 13.79% 13.50% Return on average assets 1.14% 0.70% 1.37% 1.46% 1.13% 1.15% Top line revenue growth 9.10% 11.50% 8.41% 13.38% 12.55% ≥ 10% per year Core deposits to total bank funding 75.50% 74.80% 82.88% 76.07% 75.99% ≥ 75% Fee income ratio(1) 25.10% 25.90% 24.92% 23.02% 21.76% 25.00% Client satisfaction 93% 96% 93% 95% 93% ≥ 90% Employee engagement 82% 91% 87% 87% 90% ≥ 80% 1. Decrease throughout the plan year mainly due to net interest margin and loan growth greatly exceeding plan targets leading to exceptional net interest income growth.

FirstBusiness.Bank 2024-2028 Strategies

Strategic 5 Year Plan Overview

Objective: First Business Bank's unique model and culture will foster innovative and engaged team members who develop deep client relationships and deliver exceptional results for all stakeholders.

Deliver Above Average Total Shareholder Return
(Above Peer Median)

5 Year Goals	Strategies
• ROATCE • TBV Growth • Top Line Revenue Growth • Efficiency Ratio • Core Deposits to Total Funding • Employee Engagement & Participation • Net Promoter Score	**Culture** • Protect and strengthen our unique culture with a growing and geographically dispersed team. **Future-Ready Talent** • Thrive in the workplace of the future by continuously investing in our team to elevate their impact and contribution **Core Deposit Growth** • Drive a company-wide commitment to grow our core deposits to meet funding needs by adding new relationships and capitalizing on innovative sources and new technologies. **Operational Excellence** • Achieve operational excellence by fostering a culture of continuous process improvement and utilization of innovative technology to enhance productivity and client experience. **Profitable Performance** • Optimize the performance of each business line and bank market to achieve sustainable profitability and growth goals.

First Business Bank
FirstBusiness.Bank

FirstBusiness.Bank17 FBIZ Strategic Plan 2024-2028 Newly approved targets 1. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. See appendix for additional information on the source of the net promoter score. 1

FirstBusiness.Bank Drivers of Growth & Profitability

FirstBusiness.Bank19 Solid bottom line profitability reflects success of efforts to grow deposits and loans at a double-digit pace, bolstering revenue growth and bringing relative stability to net interest margin in a volatile environment Robust Expansion Across Loan Products and Geographies • Loans grew 8.5% annualized from the fourth quarter of 2023 and 14.6% from the first quarter of 2023 Continued Deposit Growth • Average core deposits grew 17.6% annualized from the linked quarter and 17.3% from the first quarter of 2023 Diversified Balance Sheet Growth Supports Stable Net Interest Income • Net interest income remained consistent with the linked quarter and grew 10.5% from the first quarter of 2023 • GAAP net interest margin of 3.58% declined 11 basis points from the linked quarter Strong earnings generation produced a 12.9% annualized increase in tangible book value per share compared to the linked quarter and 13.0% compared to the prior year quarter Net Income $8.6 MM Core Deposits +18% Loans + 9% NIM 3.58% TBV per Share +13% First Quarter 2024 Highlights Continued solid loan and core deposit growth supports ongoing tangible book value expansion Note: Percentages represent growth over the prior quarter.

FirstBusiness.Bank20 $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 1Q23 1Q24 th ou sa nd s Gross Treasury Management Service Charges $1,800 $1,900 $2,000 $2,100 $2,200 $2,300 $2,400 1Q23 1Q24 m ill io ns Average Core Deposits Relationship Banking Key to Success Solid Core Deposit Growth Despite Banking Industry Trends • Long-term client relationships drive core deposit growth, aided by clients’ comfort with utilizing the Bank’s longstanding extended deposit insurance products • Successful execution of client deposit initiatives has attracted new relationships and increased gross treasury management service charges • Long-held top-quartile deposit pricing strategy promotes retention • Net Promoter Score1 of 78 is well above industry benchmark score of 23. 1. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. See appendix for additional information on the source of the net promoter score. Growth over prior year quarter = 17% Growth over prior year quarter = 9%

FirstBusiness.Bank21 Core Deposit Strength FBIZ Continues to Grow Core Deposits as Industry and Peers Decline Source: S&P Capital IQ. Core Deposits defined as deposits in U.S. offices excluding time deposits over $250,000 and brokered deposits of $250,000 or less. 10.3% (2.4)% (2.9)% (2.0)% -4% -2% 0% 2% 4% 6% 8% 10% 12% FBIZ Proxy Peers Median All Publicly Traded Banks Median Public Banks with $1.75-$7B Assets Median Core Deposit Growth Q4 2022 Through Q4 2023

FirstBusiness.Bank22 $0 $500 $1,000 $1,500 $2,000 $2,500 '19 '20 '21 '22 '23 1Q24 m ill io ns Core Deposit Growth History1 DDA IB DDA MMA CD * Deposit-Centric Strategy Key to Growth Double Digit Core Deposit Growth Supports Double Digit Loan Growth 1. Core deposits defined as total deposits less wholesale deposits. Period end balances are presented. * Represents a $65.4MM deposit that typically recurs on the last day of the month but was delayed until April 1, 2024. • Deposit growth remains one of our major strategic priorities under our new 5-year plan • Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals • Lenders trained to fund their loan production with deposit growth goals • Deposit-focused individual BDO incentive compensation and bank level bonus plans DDA 5-Year CAGR = 10% Total Core Deposits 5-Year CAGR = 15%

FirstBusiness.Bank23 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 '19 '20 '21 '22 '23 1Q24 m ill io ns Loan Growth History1 CRE C&I All Other Diversified Lending Growth Continuing to grow higher yielding C&I lending mix 1. Period end balances excluding PPP loans are presented. On January 1, 2023, the Bank adopted ASU 2016-03 Financial Instruments - Credit losses (“ASC 326”). The Bank adopted ASC 326 using the modified retrospective method which does not require restatement of prior periods. The balances as of December 31, 2023 reflect a reclassification of $43 million to commercial and industrial from commercial real estate, and $7 million from consumer and other to commercial real estate. 2. Average balances excluding PPP loans are presented. 3. Excluding the impact of PPP loan fees and interest income 5 Year CAGR = 12% Exceeds strategic plan goal of 10% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 20% 25% 30% 35% 40% 45% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Yield Lo an M ix % Continued Growth in Higher-Yielding C&I Lending2 C&I Loan Mix C&I Lending Yield(3) CRE and Other Yield

FirstBusiness.Bank24 Margin Strength Through Rate Cycle Match-Funding Strategy Positions Balance Sheet Well for Rate Changes 1. Peer Group defined as publicly-traded banks with total assets between $1.75 billion and $7.0 billion. 2. Board of Governors of the Federal Reserve System (US), Effective Federal Funds Rate [DFF]. Retrieved from FRED, Federal Reserve Bank of St. Louis. Represents average daily rate. 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2.5% 2.7% 2.9% 3.1% 3.3% 3.5% 3.7% 3.9% 4.1% 4.3% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Fed Funds Rate N et In te re st M ar gi n Impact of Increasing Rates FBIZ Net Interest Margin Peer Median Net Interest Margin(1) Average Effective Fed Funds Rate(2) 0% 10% 20% 30% 40% 50% 60% 70% 12/31/21 through 3/31/24 Cumulative Interest Rate Cyle Beta Earning Asset Beta Total Bank Funding Beta

FirstBusiness.Bank25 Robust Profitability Metrics Strong Balance Sheet Growth and Resilient Net Interest Margin Support Robust PTPP Adjusted ROAA Note: Peer group defined as publicly-traded bank with total assets between $1.75 billion and $7 billion. Peer data not yet available for 1Q24. 1. "Adjusted Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 2. "Recurring, variable components" is defined as fees in lieu of interest, FRB interest income, and FHLB dividend income. 3. "PTPP ROAA" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 3.40% 3.26% 3.23% 3.19% 3.74% 3.63% 3.66% 3.50% 3.43% 0.12% 0.18% 0.10% 0.19% 0.15% 0.00% 3.86% 3.81% 3.76% 3.69% 3.58% 2.0% 2.2% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 3.8% 4.0% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Interest Margin Peer Median Net Interest Margin Adjusted Net Interest Margin ¹ Recurring, Variable Components ² 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 PTPP ROAA3 FBIZ PTPP ROAA Peer Median PTPP ROAA

FirstBusiness.Bank26 Net Interest Margin Components 1. Wholesale funding defined as brokered CDs and non-reciprocal interest-bearing transaction accounts plus FHLB advances. 2. Cost of funds is defined as total interest expense on deposits and FHLB advances, divided by the sum of total average deposits and average FHLB advances. 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 1Q23 2Q23 3Q23 4Q23 1Q24 NIM, Yield, and Costs Yield on Loans Yield on Securities NIM Cost of Funds (2)

FirstBusiness.Bank27 Solid Asset Quality Non-Performing Assets/Total Assets Remain Well Managed Note: Peer group defined as publicly-traded bank with total assets between $1.75 billion and $7.0 billion. Peer data not yet available for 1Q24. 1. Represents a fully collateralized ABL credit, for which the Company expects full repayment. Excluding this credit, non-performing assets totaled $12.7 million, or 0.36% of total assets. 2. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 28, 2024. • As of 3/31/2024, 95% of the loan portfolio was classified in category I(2) and 99% of loans were current. • In the ABL pool, we continue to expect full repayment related to the second quarter $10.9 million default. Excluding this credit, non-performing assets totaled $12.7 million, or 0.36% of total assets. • Isolated weakness in the $57 million transportation segment of the Equipment Finance portfolio. 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 M ill io ns Non-Performing Assets FBIZ NPA w/o ABL Loan ABL Loan (1) FBIZ NPA/TA Peer NPA/TA $0 $1,000 $2,000 $3,000 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Credit Quality Indicators Category I Category II Category III Category IV

Equipment Finance Portfolio Analysis

Strong and diversified portfolio; Transportation sub-category showing sector-specific weakness

Equipment Finance Portfolio by Industry



3/31/2024
Truck Transportation
Construction of Buildings
Specialty Trade Contractors
Support Activities for Transp.
Crop Farming
Ambulatory Health Care Svcs
Rental and Leasing Svcs
Admin. and Support Svcs
Prof., Scientific, and Technical Svcs
Merch. Wholesalers, Durable Goods
All Others
19%
15%
14%
9%
6%
4%
4%
4%
3%
2%
20%

Maturing Over Time



$70.0 MM
$60.0 MM
$50.0 MM
$40.0 MM
$30.0 MM
$20.0 MM
$10.0 MM
$0.0 MM
2024 2025 2026 2027 2028 2029 2030 2031 2032
Equip. Finance Excl Transp.
Transportation

- Equipment Finance (EF) loans diversified across industries
  - EF comprised 26% of C&I loans and 10% of Total Loans at 3/31/2024
  - Transportation sector comprised 19% of EF, 5% of C&I, and 2% of Total Loans
- Stable asset quality in EF portfolio excluding Transportation sector, which is experiencing isolated industry weakness

Asset Quality Breakdown[1]

Equipment Finance excl. Transportation			
	3/31/2023	12/31/2023	3/31/2024
Total Portfolio	*$164.7 MM*	*$226.4 MM*	*$237.1 MM*
Category I	96%	96%	96%
Category II	1%	1%	1%
Category III	1%	1%	1%
Category IV	1%	2%	2%

Transportation			
	3/31/2023	12/31/2023	3/31/2024
Total Portfolio	*$64.0 MM*	*$60.9 MM*	*$57.0 MM*
Category I	97%	90%	88%
Category II	1%	1%	1%
Category III	1%	2%	2%
Category IV	1%	7%	9%

1. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 28, 2024. Category IV represents non-performing loans.

FirstBusiness.Bank 28

FirstBusiness.Bank APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

FirstBusiness.Bank30 Offerings Designed Exclusively for Business and Wealth Management Services that meet the evolving needs of our growing client base

FirstBusiness.Bank31 Superior Client Satisfaction Rating Excellent Employee Satisfaction Drives Superior Client Satisfaction 1. Moses & Associates, 2023, 2. J.D. Power, 2022, 3. Qualtrics XM Institute, 2022, 4. Statista, 2023 Note: Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100.

FirstBusiness.Bank32 ESG Framework Environmental, social, and governance practices are integrated into our core business strategy • Branch-lite model with only one location in each of the banking markets we serve • Support hybrid and remote work options to reduce carbon emissions related to commuting (even prior to COVID) • Reduced paper usage via implementation of Docusign • Minimal technology eco-footprint by continued use of state-of-the art technology to minimize power consumption • Recycled almost 5,000 pounds of company- generated and employee-owned e-waste in 2022 • Employee e-waste recycling is now offered year-round • Named to the national list of Top Workplaces USA for the second straight year • Awarded nine culture of excellence awards by Top Workplaces which included Leadership, Innovation, Compensation & Benefits, Work-Life Flexibility, Purpose & Values, DEI Practices, Employee Appreciation, Employee Well-Being, and Professional Development • CEO performance goals include furthering DEI and ESG initiatives • Increased advisory board diversity (to over 40%) to enhance our business development efforts with a diverse client base in all markets • Provide all employees with 8 hours of paid time to support volunteer efforts and give back to their communities in a meaningful way of their choosing • Corporate Governance and Nominating Committee monitors key governance structure risks, effectiveness of the Board DEI policy practices and strategies, and oversight of the overall ESG program • To ensure alignment with the Company's ESG principles, responsibility for Board delegated ESG risks and opportunities are defined in all committee charters • Commitment to board diversity – 30% female and 10% ethnic or racial directors and 50% of standing committees chaired by female directors • 90% director independence, and 100% committee membership independence

FirstBusiness.Bank33 $1,776,600 $16,622 $995,428 $2,755,406 Deposit Breakdown Robust Liquidity and Capital Base Stable Core Deposit Base Substantial Liquidity Strong Capital Ratios (%) Source 3/31/2024 Short-term Investments $46,984 Collateral value of unencumbered pledged loans 340,639 Market value of unencumbered securities 288,965 Readily accessible liquidity 676,588 Fed fund lines 45,000 Excess brokered CD capacity (1) 1,166,661 Total Liquidity 1,888,249 Uninsured Deposits Collateralized Public Funds FDIC Insured Approximately 65% of deposits are insured or collateralized 8.45% 8.51% 8.86% 11.36% 4.00% 4.50% 6.00% 8.00% Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital As of 12/31/2023 Well Capitalized 1. Bank internal policy limits brokered CDs to 50% of total bank funding when combined with FHLB advances.

FirstBusiness.Bank34 Capital Strength 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 Total Regulatory Capital $384,083 $375,440 $365,058 $340,045 $331,220 Total Risk-Weighted Assets $3,381,059 $3,356,247 $3,259,956 $3,178,855 $3,000,105 Leverage Ratio 8.45% 8.43% 8.65% 8.80% 9.00% Common Equity Tier 1 Capital Ratio 8.51% 8.38% 8.37% 8.32% 8.61% Tier 1 Ratio 8.86% 8.74% 8.74% 8.70% 9.01% Total Capital Ratio 11.36% 11.19% 11.20% 10.70% 11.04% Total Shareholders' Equity $297,788 $289,588 $280,758 $272,632 $266,581 Tangible Common Shareholders' Equity $273,846 $265,573 $256,656 $248,567 $242,429 Total Shares Outstanding 8,306,573 8,314,778 8,315,186 8,315,465 8,306,270 Book Value Per Share $34.4 $33.4 $32.3 $31.3 $30.7 Tangible Book Value Per Share $33.0 $31.9 $30.9 $29.9 $29.2 Cash Dividends Per Share $0.25 $0.2275 $0.2275 $0.2275 $0.2275 • Regulatory capital ratios remain solid including a Total Capital Ratio of 11.36% and a Tier 1 Ratio of 8.86%. • Tangible book value per share increased 13% annualized from the prior quarter and 13% from the prior year quarter. • Quarterly cash dividend of $0.25 per share. HIGHLIGHTS

FirstBusiness.Bank35 Balanced Deposit Portfolio Diversified Product Base with Long-Tenured, Deep Client Relationships • Longstanding deposit insurance options available through IntraFi and Reich & Tang to provide further security for our large clients • Funding is augmented by non-callable wholesale deposits rather than non-relationship sourced funds • Our deposit relationships span multiple industry segments • Diverse deposit base has an average deposit relationship tenure of over 10 years • History of offering competitive deposit rates supported by growth in higher-yielding commercial & industrial lending • Nearly 50% of the top 50 deposit relationships also have a commercial loan relationship * 3/31/24 decrease from 12/31/23 includes impact of a $65.4MM deposit that typically recurs on the last day of the month but was delayed until April 1, 2024 *

FirstBusiness.Bank36 Diversified Lending Products Double digit loan growth driven by stellar performance across all areas of the bank Note: Period end balances as of 3/31/2024 presented.

FirstBusiness.Bank37 Product Profile • Target small to medium-sized companies • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges Note: Loan balances represent quarterly average data. Commercial Real Estate Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

FirstBusiness.Bank38 • Office loans focused in our bank markets and concentrated in Wisconsin • Exceptional asset quality with no non-performing office loans in the portfolio • Almost 90% of all office loans have recourse • Office loans consist of 66% Class A space • Office represents 10% of total loans as of 3/31/24 • Majority of office loan maturity terms are 2031 and beyond • All office loans with 2031+ maturities are conventional fixed rate or fixed to the client via an interest rate swap Note: The office specific loan data presented in charts on this slide represents office loans greater than $3 million, which represents 73% of total office loans. 1. Source: Q1 2024 CoStar market reports. 2. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 22, 2023. CRE Office Portfolio Analysis Exceptional credit quality on office loans throughout the Midwest Vacancy Rates1: • Madison = 6.0% • Milwaukee = 10.8% • Kansas City = 12.2% • National = 13.8%

FirstBusiness.Bank39 Vacancy Rates1: • Madison = 3.6% • Milwaukee = 5.2% • Kansas City = 9.1% • National = 7.8% • Loans focused in our bank markets and concentrated in Wisconsin • Exceptional asset quality with no non-performing loans in the portfolio • Represents 16% of total loans • 96% of all multi-family loans have recourse • All multi-family loans with 2031+ maturities are conventional fixed rate or fixed to the client via an interest rate swap 1. Source: Q4 2023 CoStar market reports. 2. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 22, 2023. Multi-Family Portfolio Analysis Exceptional credit quality on Multi-Family loans throughout the Midwest

FirstBusiness.Bank40 Product Profile • Target small and medium companies in a variety of industries • Financings range from $250,000 to $10 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges Note: Loan balances represent quarterly average data. C&I Lending Diversified commercial product offerings target companies nationwide

FirstBusiness.Bank41 Product Profile • Target small to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative • Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes core CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

FirstBusiness.Bank42 Product Profile • Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client’s unique situation • Holds full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative • Implementing client portal for new client onboarding Note: Total Assets Under Management & Administration represent period-end balances. Private Wealth Management Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

FirstBusiness.Bank43 “Adjusted Net Interest Margin” is a non-GAAP measure representing net interest income excluding the fees in lieu of interest and other recurring, but volatile, components of net interest margin divided by average interest-earning assets excluding other recurring, but volatile, components of average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company’s management, the adjustments made to net interest income allow investors and analysts to better assess the Company’s net interest income in relation to its core client-facing loan and deposit rate changes by removing the volatility that is associated with these recurring but volatile components. The information provided below reconciles the net interest margin to its most comparable GAAP measure. Adjusted Net Interest Margin Non-GAAP Reconciliation

FirstBusiness.Bank44 "Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. Pure Net Interest Income Non-GAAP Reconciliation

FirstBusiness.Bank45 "Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure. Net Operating Income Non-GAAP Reconciliation

FirstBusiness.Bank46 “Pre-tax, pre-provision adjusted return on average assets” is defined as operating revenue less operating expense divided by average total assets. In the judgment of the Company’s management, the adjustments made to non-interest expense and non-interest income allow investors and analysts to better assess the Company’s operating expenses in relation to its core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items. Adjusted PTPP ROAA Non-GAAP Reconciliation

FirstBusiness.Bank47 ‘‘Cost of Funds’’ is defined as total interest expense on deposits and FHLB advances, divided by the sum of total average deposits and average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure. Cost of Funds Non-GAAP Reconciliation

FirstBusiness.Bank